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                                                                   EXHIBIT 7.(a)


                      [letterhead of Deloitte & Touche LLP]

INDEPENDENT AUDITORS' CONSENT

We consent to the use in this Amendment No. 1 to Farmers Variable Life Separate Account A Registration Statement No. 333-84023 of Farmers New World Life Insurance Company on Form S-6 of our report dated February 3, 1999 appearing in the Prospectus, which is a part of such Registration Statement, and to the reference to us under the heading "Experts" in such Prospectus.

DELOITTE & TOUCHE LLP

November 29,1999
Seattle, Washington